CERTIFICATION FILED AS EXHIBIT 12(B) TO FORM N-CSR

Name of Issuer:	AMG FUNDS: AMG CHICAGO EQUITY PARTNERS SMALL CAP VALUE FUND, AMG GW&K MUNICIPAL ENHANCED YIELD FUND, AMG GW&K MUNICIPAL BOND FUND, AMG GW&K SMALL CAP CORE FUND, AMG GW&K SMALL/MID CAP FUND, AMG RENAISSANCE LARGE CAP GROWTH FUND, AMG RENAISSANCE INTERNATIONAL EQUITY FUND, AMG TIMESSQUARE EMERGING MARKETS SMALL CAP FUND, AMG TIMESSQUARE SMALL CAP GROWTH FUND, AMG TIMESSQUARE MID CAP GROWTH FUND, AMG TIMESSQUARE INTERNATIONAL SMALL CAP FUND, AMG MANAGERS SKYLINE SPECIAL EQUITIES FUND, AMG YACKTMAN FUND, AMG YACKTMAN SPECIAL OPPORTUNITIES FUND, AMG YACKTMAN FOCUSED FUND AND AMG YACKTMAN FOCUSED FUND – SECURITIES SELECTION ONLY

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: September 6, 2017	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti
Principal Executive Officer

CERTIFICATION FILED AS EXHIBIT 12(B) TO FORM N-CSR

Name of Issuer:	AMG FUNDS: AMG CHICAGO EQUITY PARTNERS SMALL CAP VALUE FUND, AMG GW&K MUNICIPAL ENHANCED YIELD FUND, AMG GW&K MUNICIPAL BOND FUND, AMG GW&K SMALL CAP CORE FUND, AMG GW&K SMALL/MID CAP FUND, AMG RENAISSANCE LARGE CAP GROWTH FUND, AMG RENAISSANCE INTERNATIONAL EQUITY FUND, AMG TIMESSQUARE EMERGING MARKETS SMALL CAP FUND, AMG TIMESSQUARE SMALL CAP GROWTH FUND, AMG TIMESSQUARE MID CAP GROWTH FUND, AMG TIMESSQUARE INTERNATIONAL SMALL CAP FUND, AMG MANAGERS SKYLINE SPECIAL EQUITIES FUND, AMG YACKTMAN FUND, AMG YACKTMAN SPECIAL OPPORTUNITIES FUND, AMG YACKTMAN FOCUSED FUND AND AMG YACKTMAN FOCUSED FUND – SECURITIES SELECTION ONLY

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: September 6, 2017	/s/ Donald S. Rumery
Donald S. Rumery
Principal Financial Officer